Exhibit 23.1



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 18, 2003 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-103182) and related Prospectus of Comdial Corporation for the registration of 9,048,439 shares of its common stock.

                                          /s/ Ernst & Young LLP
                                          ----------------------

Tampa, Florida
April 14, 2003